UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Dividend and Income Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Dividend and Income Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 – October 31, 2019

Item 1.	Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2019 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, until July 2019, each Fund paid monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	6
Clough Global Opportunities Fund	10
Statement of Investments
Clough Global Dividend and Income Fund	14
Clough Global Equity Fund	19
Clough Global Opportunities Fund	23
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Statements of Cash Flows	33
Financial Highlights
Clough Global Dividend and Income Fund	35
Clough Global Equity Fund	36
Clough Global Opportunities Fund	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	56
Dividend Reinvestment Plan	57
Additional Information
Fund Proxy Voting Policies & Procedures	58
Portfolio Holdings	58
Notice	58
Section 19(A) Notices	58
Trustees & Officers	60
Privacy Policy	65

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-226-8017, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-226-8017.

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2019 (Unaudited)

For the fiscal year ending October 31, 2019, the Clough Global Dividend and Income Fund (“GLV” or the “Fund”) was up 11.57% on net asset value (“NAV”) and 9.97% on market price. The Fund’s benchmark, 50% of the MSCI World Index and 50% of the Barclays US Aggregate Index, was up 12.81% for the same time.

The economy in the United States is growing modestly but China and Europe are slowing. The Federal Reserve is once again growing its balance sheet, and the global easing cycle is regaining dominance. This should support bonds and stocks. We believe global short rates will reach new lows and bonds are likely to benefit because the Treasury will issue more bills and fewer bonds to satisfy the Fed’s needs. A shortage of long-term yield should re-emerge sooner rather than later. Consumers are ok but investment is weak and eventually that is likely to flow back to slow the economy.

Monetary easing is less powerful than it once was, and capital investment is systemically weaker in an asset light ecosystem. A slower housing cycle leaves the economy even further cash rich because the households are saving as they age. Eleven years after the Global Financial Crisis the European and Japanese banking systems remain so burdened with bad debt they cannot create credit.

While reducing exposure at the end of 2018, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally that started in January 2018. As political headlines resurfaced in India ahead of May elections and in China -U.S. trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock which would undermine pricing and profitability is visible, such as the technology boom in 2000 or housing in 2008. We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

We are currently focused on four key themes: A) earnings power and product cycles in the technology space, B) the evolving business models in the U.S. money center banks and other high dividend specialty finance companies, C) the emerging consumer in China and India, and D) long the U.S. Treasury bond as an investment in declining yields.

Facing low interest rates, we think investors looking for yield will turn to equities, and companies that generate free cash flow that can support growing dividends will perform well. Free cash flow can essentially be a proxy for yield. Citigroup (C), the Fund’s largest holding, sports a 3.3% dividend yield and is building excess capital that may support even higher dividends in the future. Microsoft’s (MSFT) yield is in the vicinity of half that but its 7% free cash flow yield can still support very strong dividend growth over the years.

TOP FIVE PERFORMERS

The Fund has been using a holding in 30-year U.S. Treasury bonds as a hedge to the equity portfolio this year and the position was the top contributor to performance. We believe we have a differentiated view on treasury bonds and hold them as a source of returns as well as a hedge to the equity portfolio as the global yield shortage worsens. Private debt to gross domestic product (GDP) ratios are too high to permit adding more debt and that keeps GDP growth low. The multi-decade decline in interest rates occurred in tandem with the rise in debt. Until debt loads are reduced, interest rates will continue to decline. Banks in Europe and Japan are burdened by bad balance sheets and cannot create significant new credit. Corporate capital spending is low because capital light business models proliferate (we are not building auto and steel plants but cloud centers), and outside of technology there has been little net capital spending in this cycle. In short, we believe the shortage of quality bonds in this market place will persist, and indeed, intensify. Meanwhile, the baby boomers are saving, and they are seeking yield. People cannot borrow and they want to save.

Community Healthcare Trust (CHCT) is a best in class medical office REIT. CEO Timothy Wallace is a well-respected operator in the space with a proven track record and owns over 3% of the shares outstanding. CHCT has been able to grow earnings and dividends with an effective acquisition plan in the highly fragmented medical office sector.

Microsoft (MSFT) continues to be a core position for our Fund. They are a leading player in cloud computing which we expect to drive growth for years to come. With one of the best management teams in tech, and strong free cash flows, we remain very excited about this name.

Citigroup (C) was the Fund’s largest position as of 10/31/2019 and a top performer. Lower costs and rising fees are the keys to higher returns on equity and valuations for money center banks like Citigroup. Their fee businesses have generated most of the revenue growth, particularly in credit cards and investment banking. Revenue from credit cards rose 11% at Citigroup in the calendar third quarter. As mentioned above, Citigroup’s ability to maintain and potentially grow a very attractive 3.3% yield in a low rate world should continue to drive price performance.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2019 (Unaudited)

SBA Communications (SBAC) is one of the largest telecom tower operators in the U.S. These towers are great businesses with very nice free cash flow growth. Furthermore, their growth should accelerate in the next few years as U.S. telecom providers deploy 5G through their networks.

BOTTOM FIVE PERFORMERS

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modeling an aggressive roll out of 5G technology handset which was different from our view. We have since exited the position.

A short in a large biotechnology company detracted from performance. We believe the company will face competitive pressure for its core product from emerging companies. However, the company generated better than expected results during the period, which resulted in street analysts raising their estimates in 2020, and the stock gained.

A short position in Mediobanca (MB IM) was a bottom performer. The Italian bank, like other European banks, rallied off of very depressed levels during the year. We continue to believe there is little value in the equity of MB IM and other banks as they have yet to clear their balance sheet of crisis era bad loans. Their damaged balance sheets, along with the Euro Zone’s slumping economy and negative interest rates, makes it very difficult to expand credit and start to grow profits.

The Fund’s short position in AT&T (T) was a detractor for the year. We continue to believe that management will have a difficult task reigning in costs while staying relevant in markets with well positioned competitors. This will ultimately put their 5% dividend at risk. However, the move lower in rates has rallied the stock. The Fund has stepped aside for now but will look for an attractive entry point to reestablish the trade in the future.

Apple (AAPL), another bottom performer, is a company we like for multiple reasons. First, the services business is high margin and is growing at a healthy teens rate and in wearables (e.g., AirPods) it has found another successful product in addition to the iPhones. Furthermore, we believe CY 2019 will mark a trough in iPhone volumes as it is greatly under shipping what we believe to steady state demand driven by replacement cycles. The 5G phone to be introduced next year should drive a strong replacement cycle as well. While we believe we have been right on our broader thesis, it has been a very hard stock to own given its China exposure and sensitivity to China risk offs driven by presidential tweets. We will look to re-establish a position when the appropriate risk reward emerges.

CORPORATE UPDATE FROM CHUCK CLOUGH

We would like to close with some exciting news as Clough Capital Partners, L.P. (“Clough Capital” or the “Firm”) celebrates its 20th year. Please join us in congratulating Michael J. Hearle, a Partner of the Firm and a Portfolio Manager on several of the Firm’s products, on his promotion to Chief Executive Officer and Co-Chief Investment Officer of the Firm. This will allow me to devote even more of my time to the markets. Rob Zdunczyk and I will continue to manage the Clough Global Dividend and Income Fund.

Together, our talented Partners, Portfolio Managers, and investment staff, share a long-term commitment to rigorous investment analysis, careful discipline in portfolio construction and above all, careful stewardship of our investors’ capital and trust. We are excited about this news and believe advancements in our leadership are critical to best position our Firm for success for years to come.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Annual Report | October 31, 2019	3

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

October 31, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	5.00%
2. Samsung Electronics Co., Ltd.	4.20%
3. Community Healthcare Trust, Inc.	4.07%
4. Broadcom, Ltd.	3.03%
5. Bank of America Corp.	2.99%
6. Visa, Inc.	2.69%
7. JPMorgan Chase & Co.	2.51%
8. Taiwan Semiconductor Manufacturing Co., Ltd.	2.33%
9. MediaTek, Inc.	2.14%
10. Golub Capital BDC, Inc.	2.10%

Global Securities Holdings^	% of Total Portfolio
United States	66.13%
U.S. Multinationals†	14.25%
India	7.36%
China	4.63%
Taiwan	4.47%
South Korea	4.20%
Hong Kong	2.33%
France	0.58%
United Kingdom	0.23%
Other	-4.18%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	29.27%
Common Stock - Foreign	33.48%
Exchange Traded Funds	-3.75%
Total Return Swap Contracts	0.73%
Total Equities	59.73%

Corporate Debt	20.94%
Government L/T	12.15%
Preferred Stock	3.81%
Asset-Backed Securities	0.06%
Total Fixed Income	36.96%

Short-Term Investments	4.33%
Purchased & Written Options	0.22%
Other (Cash)	-1.24%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	91.8%	-9.3%	101.1%	82.5%
U.S. Multinationals†	25.9%	-8.1%	34.0%	17.8%
India	9.2%	0.0%	9.2%	9.2%
China	5.8%	0.0%	5.8%	5.8%
Taiwan	5.6%	0.0%	5.6%	5.6%
South Korea	5.2%	0.0%	5.2%	5.2%
Hong Kong	2.9%	0.0%	2.9%	2.9%
France	1.5%	-0.7%	2.2%	0.8%
United Kingdom	0.3%	0.0%	0.3%	0.3%
Other	0.0%	-5.2%	5.2%	-5.2%
TOTAL INVESTMENTS	148.2%	-23.3%	171.5%	124.9%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

^^	Only long positions are listed.

Annual Report | October 31, 2019	5

Clough Global Equity Fund	Shareholder Letter

October 31, 2019 (Unaudited)

For the fiscal year ending October 31, 2019, the Clough Global Equity Fund (“GLQ” or the “Fund”) was up 9.31% on net asset value (“NAV”) and 0.20% on market price. The Fund’s benchmark, the MSCI World Index, was up 13.35% for the same time.

The economy in the United States is growing modestly but China and Europe are slowing. The Federal Reserve is once again growing its balance sheet, and the global easing cycle is regaining dominance. This should support bonds and stocks. We believe global short rates will reach new lows and bonds are likely to benefit because the Treasury will issue more bills and fewer bonds to satisfy the Fed’s needs. A shortage of long-term yield should re-emerge sooner rather than later. Consumers are ok but investment is weak and eventually that is likely to flow back to slow the economy.

Monetary easing is less powerful than it once was, and capital investment is systemically weaker in an asset light ecosystem. A slower housing cycle leaves the economy even further cash rich because the households are saving as they age. Eleven years after the Global Financial Crisis the European and Japanese banking systems remain so burdened with bad debt they cannot create credit.

While reducing exposure at the end of 2018, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally that started in January. As political headlines resurfaced in India ahead of May elections and in China -U.S. trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock which would undermine pricing and profitability is visible, such as the technology boom in 2000 or housing in 2008. We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

We are currently focused on four key themes: A) earnings power and product cycles in the technology space, B) merger and acquisition targets and innovation in the healthcare space, C) the evolving business models in the U.S. money center banks and other high dividend specialty finance companies, D) the emerging consumer in China and India.

Facing low interest rates, we think investors looking for yield will turn to equities, and companies that generate free cash flow that can support growing dividends will perform well. Free cash flow can essentially be a proxy for yield. Citigroup (C), the Fund’s largest holding, sports a 3.3% dividend yield and is building excess capital that may support even higher dividends in the future. Microsoft’s (MSFT) yield is in the vicinity of half that but its 7% free cash flow yield can still support very strong dividend growth over the years.

TOP FIVE PERFORMERS

Carvana (CVNA) is a highly volatile stock that has landed in both the Fund’s top five and bottom five recently. During the fiscal year, the online distributer of used cars was a top performer. It is a controversial stock with an astonishing 60% of the stock free float held short. Because the company’s long-term plan seeks to capture the profits from financing many of its vehicles, there has been concern that it is selling its auto loan receivables to related parties and possibly inflating profits. But last month the company secured asset backed financing in the public markets, dramatically reducing financial costs, a testimony to its market presence and dominant business model. The company is expected to soon reach desired markets throughout the United States, and its investment needs will slow. Revenues have continued to grow more than 100% annually. Free cash flow could potentially reach $1 billion annually by 2022, according to some estimates. We think the company has the potential to grow several times its current size.

Transdigm (TDG) is a manufacturer and distributor of aircraft parts. It has grown organically and by acquisition, consistently improving its return on investment. Its acquisition of Esterline Corp in early 2019, which is a large addition to its operation, will open up the likelihood of an acceleration in earnings growth. Management’s incentives are based totally on returns derived from acquisitions. Their record on this score is impressive.

Apellis Pharmaceuticals (APLS), a rare disease company, gained due to positive efficacy data for its trial in paroxysmal nocturnal hemoglobinuria (PNH), a rare disease of the blood. Apellis is expected to report phase 3 data for this program in early 2020. Apellis also provided a positive update on its trial in geographic atrophy, a disease that causes vision loss. Apellis expects to complete enrollment for its phase 3 trial in early 2020.

The Fund has been using a holding in 30-year U.S. Treasury bonds as a hedge to the equity portfolio this year and the position was a top contributor to performance. We believe we have a differentiated view on treasury bonds and hold them as a source of returns as well as a hedge to the equity portfolio as the global yield shortage worsens. Private debt to gross domestic product (“GDP”) ratios are too high to permit adding more debt and that keeps GDP growth low. The multi-decade decline in interest rates occurred in tandem with the rise in debt. Until debt loads are reduced, interest rates will continue to decline. Banks in Europe and Japan are burdened by bad balance sheets and cannot create significant new credit. Corporate capital spending is low because capital light business models proliferate (we are not building auto and steel plants but cloud centers), and outside of technology there has been little net capital spending in this cycle. In short, we believe the shortage of quality bonds in this market place will persist, and indeed, intensify. Meanwhile, the baby boomers are saving, and they are seeking yield. People cannot borrow and they want to save.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2019 (Unaudited)

Microsoft (MSFT) continues to be a core position for our Fund. They are a leading player in cloud computing which we expect to drive growth for years to come. With one of the best management teams in tech, and strong free cash flows, we remain very excited about this name.

BOTTOM FIVE PERFORMERS

Wayfair (W) is a pure-play in the e-commerce market for home furnishings. The position in the name was a negative drag on performance during the fiscal year. We have been following the company since its initial public offering in 2014, and we remain impressed with management’s ability to scale the brand, the customer-base, and the company’s logistics capabilities over that period. The stock has always been volatile, but the overall growth trajectory of the business and management’s ability to generate equity value has been impressive. More recently, tariffs and trade tensions between the U.S. and China have weighed on the stock. In addition to trade concerns, investors have also become less patient regarding management’s decision to ramp near-term investments on things like advertising and logistics in order to generate growth in the future. Ultimately, we think Wayfair is a truly disruptive player in the home furnishing space with room to grow, so we’ll continue to monitor the business and look for opportunities to participate.

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of 5G technology handset, which was different from our view.

Yelp (YELP) is a business with a strong following both amongst businesses and consumers. However, management has mis-executed on several occasions in the last couple of years. While the stock is cheap, we have rotated towards higher conviction ideas.

A short position in a rare blood disease company Alexion (ALXN) detracted from performance. During the fiscal year, the stock gained as the company generated strong Q4 2018 results and provided conservative 2019 guidance. The company also hosted an analyst day that was well received by Wall Street as it focused on diversifying its pipeline. We continue to hold the short position as we believe the competitive pressures from emerging companies and biosimilars are underappreciated.

Finally, a short position in Mediobanca (MB IM) was a bottom performer. The Italian bank, like other European banks, rallied off of very depressed levels during the year. We continue to believe there is little value in the equity of MB IM and other banks as they have yet to clear their balance sheet of crisis era bad loans. Their damaged balance sheets, along with the Euro Zone’s slumping economy and negative interest rates, makes it very difficult to expand credit and start to grow profits.

CORPORATE UPDATE FROM CHUCK CLOUGH

We would like to close with some exciting news as Clough Capital Partners, L.P. (“Clough Capital” or the “Firm”) celebrates its 20th year. Please join us in congratulating Michael J. Hearle, a Partner of the Firm and a Portfolio Manager on several of the Firm’s products, on his promotion to Chief Executive Officer and Co-Chief Investment Officer of the Firm. This will allow me to devote even more of my time to the markets. Rob Zdunczyk and I will continue to manage the Clough Global Equity Fund.

Together, our talented Partners, Portfolio Managers, and investment staff, share a long-term commitment to rigorous investment analysis, careful discipline in portfolio construction and above all, careful stewardship of our investors’ capital and trust. We are excited about this news and believe advancements in our leadership are critical to best position our Firm for success for years to come.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Annual Report | October 31, 2019	7

Clough Global Equity Fund	Shareholder Letter

October 31, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

8	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation

October 31, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	4.64%
2. Samsung Electronics Co., Ltd.	4.30%
3. salesforce.com, Inc.	3.52%
4. Micron Technology, Inc.	3.50%
5. Broadcom, Ltd.	3.10%
6. TransDigm Group, Inc.	2.77%
7. Carvana Co.	2.72%
8. Bank of America Corp.	2.57%
9. Visa, Inc.	2.55%
10. Amazon.com, Inc.	2.46%

Global Securities Holdings^	% of Total Portfolio
United States	62.61%
U.S. Multinationals†	13.33%
India	8.35%
China	6.00%
Taiwan	4.61%
South Korea	4.30%
Switzerland	2.30%
Hong Kong	1.44%
Belgium	0.61%
United Kingdom	0.50%
Other	-4.05%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	47.40%
Common Stock - Foreign	39.47%
Exchange Traded Funds	-4.52%
Total Return Swap Contracts	1.56%
Total Equities	83.91%

Government L/T	11.25%
Preferred Stock	0.62%
Total Fixed Income	11.87%

Short-Term Investments	4.77%
Purchased & Written Options	0.22%
Other (Cash)	-0.77%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	86.2%	-8.8%	95.0%	77.4%
U.S. Multinationals†	25.6%	-9.1%	34.7%	16.5%
India	10.3%	0.0%	10.3%	10.3%
China	7.4%	0.0%	7.4%	7.4%
Taiwan	5.7%	0.0%	5.7%	5.7%
South Korea	5.3%	0.0%	5.3%	5.3%
Switzerland	2.8%	0.0%	2.8%	2.8%
Hong Kong	1.8%	0.0%	1.8%	1.8%
Belgium	0.8%	0.0%	0.8%	0.8%
United Kingdom	0.6%	0.0%	0.6%	0.6%
Other	1.2%	-6.2%	7.4%	-5.0%
TOTAL INVESTMENTS	147.7%	-24.1%	171.8%	123.6%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

^^	Only long positions are listed.

Annual Report | October 31, 2019	9

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2019 (Unaudited)

For the fiscal year ending October 31, 2019, the Clough Global Opportunities Fund (“GLO” or the “Fund”) was up 11.08% on net asset value (“NAV”) and 7.49% on market price. The Fund’s benchmark, the 75% of the MSCI World Index and 25% of the Barclay US Aggregate Index, was up 13.18% for the same time.

The economy in the United States is growing modestly but China and Europe are slowing. The Federal Reserve is once again growing its balance sheet, and the global easing cycle is regaining dominance. This should support bonds and stocks. We believe global short rates will reach new lows and bonds are likely to benefit because the Treasury will issue more bills and fewer bonds to satisfy the Fed’s needs. A shortage of long-term yield should re-emerge sooner rather than later. Consumers are ok but investment is weak and eventually that is likely to flow back to slow the economy.

Monetary easing is less powerful than it once was, and capital investment is systemically weaker in an asset light ecosystem. A slower housing cycle leaves the economy even further cash rich because the households are saving as they age. Eleven years after the Global Financial Crisis the European and Japanese banking systems remain so burdened with bad debt they cannot create credit.

While reducing exposure at the end of 2018, we decided to keep our high conviction long ideas intact, because we believed that attempts to trade around the steep equity selloffs simply risked being whipsawed. That strategy allowed the Fund to participate in the rally that started in January 2018. As political headlines have resurfaced in India ahead of May elections and in China -US trade negotiations, we have kept our long positions in our two preferred emerging markets tactical while adding to long duration 30-year United States Treasury bonds.

We do not base our investment strategies on economic forecasts, but we do follow investment and credit cycles and we draw three conclusions from what we see today: (1) the dominant price trends are deflationary; (2) the Federal Reserve is more likely to ease than tighten; and (3) the economy will likely slow rather than fall into recession. No serious inventory imbalances are present and no serious overbuild in the nation’s capital stock which would undermine pricing and profitability is visible, such as the technology boom in 2000 or housing in 2008. We believe that although temporary technical factors can knock the market down, the likelihood of a serious liquidity squeeze seems remote at this point.

We are currently focused on five key themes: A) earnings power and product cycles in the technology space, B) merger and acquisition targets and innovation in the healthcare space, C) the evolving business models in the US money center banks and other high dividend specialty finance companies, D) the emerging consumer in China and India, and E) long the U.S. Treasury bond as an investment in declining yields.

Facing low interest rates, we think investors looking for yield will turn to equities, and companies that generate free cash flow that can support growing dividends will perform well. Free cash flow can essentially be a proxy for yield. Citigroup (C), the Fund’s largest holding, sports a 3.3% dividend yield and is building excess capital that may support even higher dividends in the future. Microsoft’s (MSFT) yield is in the vicinity of half that but its 7% free cash flow yield can still support very strong dividend growth over the years.

TOP FIVE PERFORMERS

The Fund has been using a holding in 30-year U.S. Treasury bonds as a hedge to the equity portfolio this year and the position was a top contributor to performance. We believe we have a differentiated view on treasury bonds and hold them as a source of returns as well as a hedge to the equity portfolio as the global yield shortage worsens. Private debt to gross domestic product (GDP) ratios are too high to permit adding more debt and that keeps GDP growth low. The multi-decade decline in interest rates occurred in tandem with the rise in debt. Until debt loads are reduced, interest rates will continue to decline. Banks in Europe and Japan are burdened by bad balance sheets and cannot create significant new credit. Corporate capital spending is low because capital light business models proliferate (we are not building auto and steel plants but cloud centers), and outside of technology there has been little net capital spending in this cycle. In short, we believe the shortage of quality bonds in this market place will persist, and indeed, intensify. Meanwhile, the baby boomers are saving, and they are seeking yield. People cannot borrow and they want to save.

Transdigm (TDG) is a manufacturer and distributor of aircraft parts. It has grown organically and by acquisition, consistently improving its return on investment. Its acquisition of Esterline Corp in early 2019, which is a large addition to its operation, open up the likelihood of an acceleration in earnings growth. Management’s incentives are based totally on returns derived from acquisitions. Their record on this score is impressive.

Carvana (CVNA) is a highly volatile stock that has landed in both the Funds top five and bottom five recently. During the fiscal year, the online distributer of used cars was a top performer. It is a controversial stock with an astonishing 60% of the stock free float held short. Because the company’s long-term plan seeks to capture the profits from financing many of its vehicles, there has been concern that it is selling its auto loan receivables to related parties and possibly inflating profits. But last month the company secured asset backed financing in the public markets, dramatically reducing financial costs, a testimony to its market presence and dominant business model. The company is expected to soon reach desired markets throughout the United States, and its investment needs will slow. Revenues have continued to grow more than 100% annually. Free cash flow could potentially reach $1 billion annually by 2022 according to some estimates. We think the company has the potential to grow several times its current size.

10	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2019 (Unaudited)

GCI Liberty (GLIBA) provides exposure to Charter Communications, one of the best run cable companies in the U.S. Our view is that cable is likely to be a structural winner as data consumption grows. Cable is the most efficient way to provide high bandwidth internet into the homes. While the multiples remain constrained given concerns over cord cutting, in our view the market is under appreciating the free cash flow power of the broadband business.

Apellis Pharmaceuticals (APLS), a rare disease company, gained due to positive efficacy data for its trial in paroxysmal nocturnal hemoglobinuria (PNH), a rare disease of the blood. Apellis is expected to report phase 3 data for this program in early 2020. Apellis also provided a positive update on its trial in geographic atrophy, a disease that causes vision loss. Apellis expects to complete enrollment for its phase 3 trial in early 2020.

BOTTOM FIVE PERFORMERS

Wayfair (W) is a pure-play in the e-commerce market for home furnishings. The position in the name was a negative drag on performance during the fiscal year. We have been following the company since its initial public offering in 2014, and we remain impressed with management’s ability to scale the brand, the customer-base, and the company’s logistics capabilities over that period. The stock has always been volatile, but the overall growth trajectory of the business and management’s ability to generate equity value has been impressive. More recently, tariffs and trade tensions between the U.S. and China have weighed on the stock. In addition to trade concerns, investors have also become less patient regarding management’s decision to ramp near-term investments on things like advertising and logistics in order to generate growth in the future. Ultimately, we think Wayfair is a truly disruptive player in the home furnishing space with room to grow, so we’ll continue to monitor the business and look for opportunities to participate.

Qualcomm (QCOM) was a short idea which went against us. Our view was that their core modem technology was getting commoditized and their royalty business model was unsustainable. At the same time, consensus was modelling an aggressive roll out of 5G technology handset, which was different from our view.

Yelp (YELP) is a business with a strong following both amongst businesses and consumers. However, management has mis-executed on several occasions in the last couple of years. While the stock is cheap, we have rotated towards higher conviction ideas.

A short position in a rare blood disease company Alexion (ALXN) detracted from performance. During the fiscal year, the stock gained as the company generated strong Q4 2018 results and provided conservative 2019 guidance. The company also hosted an analyst day that was well received by Wall Street as it focused on diversifying its pipeline. We continue to hold the short position as we believe the competitive pressures from emerging companies and biosimilars are underappreciated.

Finally, a short position in Mediobanca (MB IM) was a bottom performer. The Italian bank, like other European banks, rallied off of very depressed levels during the year. We continue to believe there is little value in the equity of MB IM and other banks as they have yet to clear their balance sheet of crisis era bad loans. Their damaged balance sheets, along with the Euro Zone’s slumping economy and negative interest rates, makes it very difficult to expand credit and start to grow profits.

CORPORATE UPDATE FROM CHUCK CLOUGH

We would like to close with some exciting news as Clough Capital Partners, L.P. (“Clough Capital” or the “Firm”) celebrates its 20th year. Please join us in congratulating Michael J. Hearle, a Partner of the Firm and a Portfolio Manager on several of the Firm’s products, on his promotion to Chief Executive Officer and Co-Chief Investment Officer of the Firm. This will allow me to devote even more of my time to the markets. Rob Zdunczyk and I will continue to manage the Clough Global Allocation Fund.

Together, our talented Partners, Portfolio Managers, and investment staff, share a long-term commitment to rigorous investment analysis, careful discipline in portfolio construction and above all, careful stewardship of our investors’ capital and trust. We are excited about this news and believe advancements in our leadership are critical to best position our Firm for success for years to come.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

Annual Report | October 31, 2019	11

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2019 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

 October 31, 2019 (Unaudited)

Top 10 Equity Holdings^^	% of Total Portfolio
1. Citigroup, Inc.	5.36%
2. Samsung Electronics Co., Ltd.	4.40%
3. salesforce.com, Inc.	3.59%
4. Micron Technology, Inc.	3.57%
5. Broadcom, Ltd.	3.15%
6. Bank of America Corp.	3.12%
7. TransDigm Group, Inc.	2.83%
8. Carvana Co.	2.78%
9. Taiwan Semiconductor Manufacturing Co., Ltd.	2.45%
10. MediaTek, Inc.	2.30%

Global Securities Holdings^	% of Total Portfolio
United States	62.13%
U.S. Multinationals†	13.69%
India	8.40%
China	6.10%
Taiwan	4.75%
South Korea	4.40%
Switzerland	2.23%
Hong Kong	1.46%
Belgium	0.62%
United Kingdom	0.57%
Other	-4.35%
TOTAL INVESTMENTS	100.00%
Asset Allocation*	% of Total Portfolio
Common Stock - US	44.74%
Common Stock - Foreign	39.18%
Exchange Traded Funds	-4.61%
Total Return Swap Contracts	1.59%
Total Equities	80.90%

Government L/T	11.59%
Corporate Debt	8.86%
Preferred Stock	0.49%
Total Fixed Income	20.94%

Short-Term Investments	0.47%
Purchased & Written Options	0.22%
Other (Cash)	-2.53%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	88.5%	-11.4%	99.9%	77.1%
U.S. Multinationals†	26.4%	-9.4%	35.8%	17.0%
India	10.4%	0.0%	10.4%	10.4%
China	7.6%	0.0%	7.6%	7.6%
Taiwan	5.9%	0.0%	5.9%	5.9%
South Korea	5.5%	0.0%	5.5%	5.5%
Switzerland	2.8%	0.0%	2.8%	2.8%
Hong Kong	1.8%	0.0%	1.8%	1.8%
Belgium	0.8%	0.0%	0.8%	0.8%
United Kingdom	0.7%	0.0%	0.7%	0.7%
Other	1.4%	-6.8%	8.2%	-5.4%
TOTAL INVESTMENTS	151.8%	-27.6%	179.4%	124.2%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

^^	Only long positions are listed.

Annual Report | October 31, 2019	13

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS 93.85%
Consumer Discretionary 10.56%
ANTA Sports Products, Ltd.	193,600	$1,897,470
Home Depot, Inc.(a)(b)	10,310	2,418,520
Li Ning Co., Ltd.	131,500	447,230
Pool Corp.(a)(b)	10,008	2,075,659
Titan Co., Ltd.	92,158	1,729,633
Vail Resorts, Inc.(a)(b)	7,220	1,677,712
XTEP International Holdings, Ltd.	1,014,000	590,080
		10,836,304

Consumer Staples 1.97%
Estee Lauder Cos., Inc. - Class A(a)	2,800	521,556
L'Oreal SA	5,137	1,499,929
		2,021,485

Energy 1.65%
Fairway Energy LP(c)(d)(e)(f)(g)(h)	130,700	0
Reliance Industries, Ltd.	81,956	1,692,012
		1,692,012

Financials 39.42%
AGNC Investment Corp.	10,000	170,500
AIA Group, Ltd.	178,800	1,790,065
American International Group, Inc.(a)(b)	20,600	1,090,976
Ares Capital Corp.(a)	120,300	2,201,490
Bank of America Corp.(a)(b)	122,191	3,820,913
Barings BDC, Inc.(a)(b)	202,900	2,083,783
Citigroup, Inc.(a)(b)	89,030	6,397,696
Golub Capital BDC, Inc.(a)	151,200	2,692,872
HDFC Bank, Ltd.(a)(b)	27,800	1,698,302
HDFC Bank, Ltd. - ADR	102,178	1,772,408
JPMorgan Chase & Co.(a)(b)	25,700	3,210,444
Ladder Capital Corp.(a)	68,000	1,174,360
Morgan Stanley(a)(b)	37,800	1,740,690
PennyMac Mortgage Investment Trust(a)	84,400	1,931,916
Ping An Insurance Group Co. of China, Ltd. - Class H	146,200	1,693,177
Solar Capital, Ltd.(a)	70,000	1,448,300
Starwood Property Trust, Inc.(a)	69,700	1,714,620
TPG Specialty Lending, Inc.(a)	84,000	1,789,200
Two Harbors Investment Corp.(a)	148,000	2,052,760
		40,474,472

Health Care 8.82%
Amgen, Inc.(a)(b)	9,189	1,959,554
Baxter International, Inc.(a)(b)	34,580	2,652,286
Eli Lilly & Co.(a)(b)	7,413	844,711
	Shares	Value
Health Care (continued)
Thermo Fisher Scientific, Inc.(a)(b)	5,551	$1,676,291
Zoetis, Inc.(a)(b)	15,000	1,918,800
		9,051,642

Industrials 2.14%
Larsen & Toubro, Ltd.	82,499	1,713,341
TransDigm Group, Inc.(a)	920	484,178
		2,197,519

Information Technology 23.05%
Broadcom, Ltd.(a)	13,242	3,877,920
Genpact, Ltd.	21,800	853,906
Lam Research Corp.(a)	6,330	1,715,683
Mastercard, Inc. - Class A(a)	3,250	899,632
MediaTek, Inc.	204,300	2,738,273
Microsoft Corp.(a)(b)	12,502	1,792,412
Samsung Electronics Co., Ltd.	123,964	5,370,051
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(b)	57,700	2,979,051
Visa, Inc. - Class A(a)(b)	19,229	3,439,299
		23,666,227

Real Estate 6.24%
Community Healthcare Trust, Inc.(a)	107,700	5,214,834
Link REIT	109,500	1,194,083
		6,408,917

TOTAL COMMON STOCKS
(Cost $89,383,451)		96,348,578

CLOSED-END FUNDS 0.09%
Royce Value Trust, Inc.(a)(b)	6,800	95,064

TOTAL CLOSED-END FUNDS
(Cost $97,142)		95,064

PREFERRED STOCKS 4.75%
Annaly Capital Management, Inc.
Series G, 6.500%(a)	37,476	968,755
Ares Management Corp.
Series A, 7.000%(a)	35,000	936,950
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	287,215
New Mountain Finance Corp., 5.750%(a)(b)	40,000	1,039,600
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(i)	22,000	592,460
Series B, 3M US L + 5.99%(a)(i)	10,000	262,000

14	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2019

	Shares	Value
PREFERRED STOCKS (continued)
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(i)	28,500	$792,585

TOTAL PREFERRED STOCKS
(Cost $4,558,037)		4,879,565

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.53%
Put Options Purchased 0.53%
S&P 500® Index 01/17/20, 2,950, $36,450,720	120	544,200

Total Put Options Purchased
(Cost $596,083)		544,200

TOTAL PURCHASED OPTIONS
(Cost $596,083)		544,200

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 26.10%
American Tower Trust #1
03/15/2023, 3.070%(a)(d)	$700,000	709,439
Amgen, Inc.
11/15/2021, 3.875%(a)	850,000	879,232
AvalonBay Communities, Inc.
09/15/2022, 2.950%(a)	500,000	513,231
Bank of America Corp.
07/24/2023, 4.100%(a)(b)	500,000	534,492
BankUnited, Inc.
11/17/2025, 4.875%	750,000	826,185
BP Capital Markets America, Inc.
05/06/2022, 3.245%(a)(b)	288,000	297,552
Caterpillar, Inc.
05/27/2021, 3.900%(a)	500,000	516,108
Citigroup, Inc.
04/25/2022, 2.750%(a)(b)	700,000	710,886
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(d)	1,325,000	1,381,010
Connecticut Light & Power Co.
01/15/2023, 2.500%(a)(b)	750,000	763,731
Constellation Brands, Inc.
05/09/2022, 2.700%	500,000	506,448
Discover Financial Services
04/27/2022, 5.200%(a)	750,000	804,972
Dominion Energy, Inc.
01/15/2022, 2.750%	1,000,000	1,013,980
Fiserv, Inc.
10/01/2022, 3.500%	750,000	781,781
Ford Motor Credit Co. LLC
08/01/2026, 4.542%	250,000	251,807
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
11/02/2027, 3.815%	$700,000	$665,755
Goldman Sachs Group, Inc.
11/15/2021, 2.350%(a)	1,000,000	1,003,855
GTP Acquisition Partners I LLC
06/16/2025, 3.482%(a)(d)	500,000	520,499
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(a)(d)	500,000	525,000
JPMorgan Chase & Co.
01/23/2025, 3.125%	700,000	727,961
Lennar Corp.
11/29/2020, 2.950%	750,000	752,812
04/01/2021, 4.750%	500,000	513,150
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,001,588
Mellon Capital IV
Perpetual Maturity, 3M US L + 0.565%(a)(i)(j)	750,000	694,890
Morgan Stanley
05/19/2022, 2.750%(a)(b)	750,000	761,627
PepsiCo, Inc.
03/01/2024, 3.600%	1,000,000	1,069,187
Philip Morris International, Inc.
11/02/2022, 2.500%(a)(b)	1,000,000	1,012,254
PNC Bank NA
07/26/2028, 4.050%(a)(b)	1,000,000	1,114,358
Solar Capital, Ltd.
01/20/2023, 4.500%(a)(b)	500,000	501,663
Sunoco Logistics Partners Operations LP
04/01/2021, 4.400%(a)(b)	750,000	771,056
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(a)(b)	750,000	767,843
Union Pacific Corp.
07/15/2025, 3.750%	1,000,000	1,083,809
UnitedHealth Group, Inc.
07/15/2020, 2.700%(a)(b)	700,000	704,352
USB Capital IX
Perpetual Maturity, 3M US L + 1.02%(a)(i)(j)	1,250,000	1,083,150
Wells Fargo Bank NA
10/22/2021, 3.625%(a)	1,000,000	1,031,430

TOTAL CORPORATE BONDS
(Cost $26,593,875)		26,797,093

ASSET-BACKED SECURITIES 0.08%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	75,200	82,801

TOTAL ASSET-BACKED SECURITIES
(Cost $75,200)		82,801

Annual Report | October 31, 2019	15

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2019

Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 15.14%
U.S. Treasury Bonds
05/15/2044, 3.375%	$1,300,000	$1,600,346
08/15/2046, 2.250%	1,000,000	1,013,144
11/15/2046, 2.875%	1,700,000	1,943,047
05/15/2047, 3.000%	2,000,000	2,340,039
02/15/2049, 3.000%(a)	5,200,000	6,125,031
08/15/2049, 2.250%	1,500,000	1,522,266
U.S. Treasury Note
01/31/2020, 2.000%(a)	1,000,000	1,000,996

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $15,555,726)		15,544,869

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 5.39%
Money Market Funds 0.53%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.713% 7-day yield)	545,725	545,725
		545,725
U.S. Treasury Bills 4.86%
U.S. Treasury Bills
12/05/2019, 2.410%(a)(k)	$1,000,000	998,573
12/12/2019, 1.860%(k)	2,000,000	1,996,608
01/09/2020, 1.820%(k)	2,000,000	1,994,166
		4,989,347
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,532,788)		5,535,072

Total Investments - 145.93%
(Cost $142,392,302)		149,827,242

Liabilities in Excess of Other Assets - (45.93%)(l)		(47,156,962)

NET ASSETS - 100.00%		$102,670,280

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (15.71%)
Financials (6.87%)
Apollo Investment Corp.	(52,200)	(827,370)
Deutsche Bank AG	(168,700)	(1,223,075)
Mediobanca Banca di Credito Finanziario SpA	(128,642)	(1,528,002)
Santander Consumer USA Holdings, Inc.	(41,200)	(1,033,296)
Societe Generale S.A.	(26,558)	(753,833)
TCG BDC, Inc.	(30,200)	(431,558)
SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Financials (continued)
UniCredit SpA	(98,881)	$(1,253,685)
		(7,050,819)

Health Care (4.02%)
Bruker Corp.	(7,800)	(347,100)
Catalent, Inc.	(6,900)	(335,685)
Charles River Laboratories International, Inc.	(2,610)	(339,248)
Editas Medicine, Inc.	(20,900)	(435,556)
Guardant Health, Inc.	(4,800)	(333,600)
Illumina, Inc.	(1,130)	(333,937)
Intellia Therapeutics Inc.	(38,800)	(484,418)
IQVIA Holdings, Inc.	(2,300)	(332,166)
McKesson Corp.	(6,370)	(847,210)
PRA Health Sciences, Inc.	(3,500)	(341,985)
		(4,130,905)

Industrials (1.09%)
Stericycle, Inc.	(19,410)	(1,118,016)

Information Technology (3.73%)
Advanced Micro Devices, Inc.	(17,100)	(580,203)
Amkor Technology, Inc.	(28,600)	(355,498)
Diebold Nixdorf, Inc.	(97,600)	(683,200)
Everbridge, Inc.	(8,300)	(576,933)
NCR Corp.	(22,000)	(642,620)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(113,800)	(992,336)
		(3,830,790)

TOTAL COMMON STOCKS
(Proceeds $15,552,025)		(16,130,530)

EXCHANGE TRADED FUNDS (4.68%)
iShares® Nasdaq Biotechnology ETF	(8,251)	(885,662)
SPDR® S&P® Biotech ETF	(26,921)	(2,197,561)
VanEck Vectors® Semiconductor ETF	(13,500)	(1,721,115)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,718,198)		(4,804,338)

TOTAL SECURITIES SOLD SHORT
(Proceeds $20,270,223)		$(20,934,868)

16	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2019

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D  FEDEF - 1 Day FEDEF as of October 31, 2019 was 1.58%

Libor Rates:

3M  US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, written options, or borrowings. As of October 31, 2019, the aggregate value of those securities was $98,130,538, representing 95.58% of net assets. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2019.
(c)	Non-income producing security.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2019, these securities had an aggregate value of $3,135,948 or 3.05% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2019, these securities had an aggregate value of $0 or 0.00% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2019, these securities had an aggregate value of $0 or 0.00% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(l)	Includes cash which is being held as collateral for total return swap contracts, securities sold short and written options.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Annual Report | October 31, 2019	17

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2019

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(362,220)	1D FEDEF -50 bps	1D FEDEF	05/20/2020	$(356,398)	$5,822
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,198,740	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	1,291,480	92,740
		$836,520				$935,082	$98,562

PUT OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	01/17/2020	$2,800	(120)	$(36,450,720)	$(271,800)
					$(36,450,720)	$(271,800)

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS 123.25%
Communication Services 1.62%
GCI Liberty, Inc. - Class A(a)(b)(c)	20,100	$1,406,598
Netflix, Inc.(a)(b)	4,799	1,379,281
		2,785,879

Consumer Discretionary 17.87%
Amazon.com, Inc.(a)(b)(c)	2,936	5,216,274
ANTA Sports Products, Ltd.	244,100	2,392,420
Carvana Co.(a)(b)	70,900	5,748,572
Floor & Decor Holdings, Inc. - Class A(a)(b)(c)	38,938	1,784,528
Home Depot, Inc.(b)(c)	13,910	3,263,008
Li Ning Co., Ltd.	221,500	753,320
Meituan Dianping - Class B(a)	59,100	706,323
Pool Corp.(b)(c)	14,502	3,007,715
RH(a)(b)(c)	5,986	1,087,656
Titan Co., Ltd.	158,628	2,977,151
Vail Resorts, Inc.(b)(c)	12,260	2,848,856
Wayfair, Inc. - Class A(a)(b)(c)	10,150	834,634
		30,620,457

Consumer Staples 1.73%
Boston Beer Co., Inc. - Class A(a)	1,850	692,751
Estee Lauder Cos., Inc. - Class A(b)(c)	4,800	894,096
L'Oreal SA	4,699	1,372,040
		2,958,887

Energy 1.69%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	217,600	0
Reliance Industries, Ltd.	140,119	2,892,808
		2,892,808

Financials 35.44%
AGNC Investment Corp.	17,100	291,555
AIA Group, Ltd.	303,800	3,041,509
American International Group, Inc.(b)	26,200	1,387,552
Ares Capital Corp.(b)	144,900	2,651,670
Bank of America Corp.(b)(c)	174,005	5,441,136
Citigroup, Inc.(b)(c)	136,719	9,824,627
Golub Capital BDC, Inc.(b)	259,409	4,620,074
HDFC Bank, Ltd.(b)(c)	47,800	2,920,102
HDFC Bank, Ltd. - ADR	175,164	3,038,444
JPMorgan Chase & Co.(b)(c)	33,300	4,159,836
Ladder Capital Corp.(b)	149,300	2,578,411
Morgan Stanley(b)(c)	60,400	2,781,420
PennyMac Mortgage Investment Trust(b)	153,600	3,515,904
Ping An Insurance Group Co. of China, Ltd. - Class H	257,300	2,979,853
Solar Capital, Ltd.(b)	87,300	1,806,237
	Shares	Value
Financials (continued)
Starwood Property Trust, Inc.(b)	118,800	$2,922,480
TPG Specialty Lending, Inc.(b)	153,300	3,265,290
Two Harbors Investment Corp.(b)	251,800	3,492,466
		60,718,566

Health Care 22.85%
Align Technology, Inc.(a)(b)(c)	7,180	1,811,442
Amgen, Inc.(b)(c)	8,694	1,853,995
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	1,199,997
Apellis Pharmaceuticals, Inc.(a)(b)	81,897	2,406,953
Arcellx, Inc.(a)(d)(e)(f)(g)	234,345	365,813
Baxter International, Inc.(b)(c)	30,617	2,348,324
BeiGene, Ltd. - ADR(a)(b)(c)	14,140	1,956,128
Boston Scientific Corp.(a)(b)(c)	45,089	1,880,211
Centrexion Therapeutics(a)(d)(e)(f)(g)	66,719	749,988
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	48,741
Correvio Pharma Corp.(a)(b)	319,900	639,800
CRISPR Therapeutics AG(a)(b)	80,080	4,033,630
Elanco Animal Health, Inc.(a)(b)(c)	31,400	848,428
Galapagos NV - Sponsored ADR(a)(b)(c)	6,986	1,285,214
Gossamer Bio, Inc.(a)(b)	79,421	1,634,087
GW Pharmaceuticals PLC - ADR(a)(b)(c)	7,890	1,055,840
IDEXX Laboratories, Inc.(a)(b)(c)	4,819	1,373,463
Idorsia, Ltd.(a)(d)	36,874	838,028
Owens & Minor, Inc.(b)	111,329	749,244
Regeneron Pharmaceuticals, Inc.(a)	5,090	1,558,965
SmileDirectClub, Inc.(a)	61,900	723,921
Tandem Diabetes Care, Inc.(a)(b)(c)	11,300	695,854
Teladoc Health, Inc.(a)(b)(c)	19,144	1,466,430
Thermo Fisher Scientific, Inc.(b)(c)	8,219	2,481,974
Veracyte, Inc.(a)(b)(c)	73,320	1,681,228
Vertex Pharmaceuticals, Inc.(a)(b)(c)	8,962	1,751,892
Zoetis, Inc.(b)(c)	13,370	1,710,290
		39,149,880

Industrials 5.14%
Larsen & Toubro, Ltd.	142,001	2,949,080
TransDigm Group, Inc.(b)	11,135	5,860,128
		8,809,208

Annual Report | October 31, 2019	19

Clough Global Equity Fund	Statement of Investments

October 31, 2019

	Shares	Value
Information Technology 36.91%
Advanced Energy Industries, Inc.(a)	27,000	$1,595,700
Broadcom, Ltd.(b)	22,435	6,570,090
Genpact, Ltd.	36,400	1,425,788
Lam Research Corp.	10,825	2,934,008
Mastercard, Inc. - Class A	5,460	1,511,383
MediaTek, Inc.	347,300	4,654,930
Micron Technology, Inc.(a)(b)(c)	155,773	7,407,006
Microsoft Corp.(b)(c)	21,201	3,039,587
MongoDB, Inc.(a)(b)	5,700	728,289
Okta, Inc.(a)	12,350	1,347,014
RingCentral, Inc. - Class A(a)	9,140	1,476,293
salesforce.com, Inc.(a)(b)(c)	47,609	7,450,332
Samsung Electronics Co., Ltd.	210,218	9,106,526
ServiceNow, Inc.(a)	3,920	969,259
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	98,700	5,095,881
Twilio, Inc. - Class A(a)(b)	10,635	1,026,916
Visa, Inc. - Class A(b)(c)	30,200	5,401,572
WNS Holdings, Ltd. - ADR(a)(b)(c)	24,200	1,496,528
		63,237,102

TOTAL COMMON STOCKS
(Cost $201,529,269)		211,172,787

CLOSED-END FUNDS 0.14%
Royce Value Trust, Inc.(b)	16,774	234,501

TOTAL CLOSED-END FUNDS
(Cost $239,627)		234,501

PREFERRED STOCKS 0.76%
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(i)	48,692	1,311,276

TOTAL PREFERRED STOCKS
(Cost $1,176,756)		1,311,276

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.53%
Put Options Purchased 0.53%
S&P 500® Index
01/17/20, 2,950, $60,751,200	200	907,000

Total Put Options Purchased
(Cost $993,472)		907,000

TOTAL PURCHASED OPTIONS
(Cost $993,472)		907,000
Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 13.90%
U.S. Treasury Bonds
05/15/2044, 3.375%(b)	$2,150,000	$2,646,726
08/15/2046, 2.250%	2,000,000	2,026,289
11/15/2046, 2.875%(b)	2,100,000	2,400,234
05/15/2047, 3.000%(b)	2,000,000	2,340,039
02/15/2049, 3.000%(b)	5,125,000	6,036,689
05/15/2049, 2.875%(b)	5,070,000	5,837,036
08/15/2049, 2.250%(b)	2,500,000	2,537,109

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $23,807,844)		23,824,122

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 5.89%
Money Market Funds 2.10%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.713% 7-day yield)	3,597,937	3,597,937
		3,597,937
U.S. Treasury Bills 3.79%
U.S. Treasury Bills
11/12/2019, 1.650%(b)(j)	$3,500,000	3,498,385
01/09/2020, 1.820%(j)	3,000,000	2,991,249
		6,489,634
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,086,424)		10,087,571

Total Investments - 144.47%
(Cost $237,833,392)		247,537,257

Liabilities in Excess of Other Assets - (44.47%)(k)		(76,200,267)

NET ASSETS - 100.00%		$171,336,990

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (16.06%)
Financials (7.08%)
Apollo Investment Corp.	(87,800)	(1,391,630)
Deutsche Bank AG	(290,600)	(2,106,850)
Mediobanca Banca di Credito Finanziario SpA	(213,416)	(2,534,943)
Santander Consumer USA Holdings, Inc.	(69,400)	(1,740,552)

20	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2019

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Financials (continued)
Societe Generale S.A.	(44,749)	$(1,270,173)
TCG BDC, Inc.	(50,800)	(725,932)
UniCredit SpA	(186,653)	(2,366,522)
		(12,136,602)

Health Care (4.08%)
Bruker Corp.	(13,100)	(582,950)
Catalent, Inc.	(11,800)	(574,070)
Charles River Laboratories International, Inc.	(4,460)	(579,710)
Editas Medicine, Inc.	(35,200)	(733,568)
Guardant Health, Inc.	(8,200)	(569,900)
Illumina, Inc.	(1,890)	(558,533)
Intellia Therapeutics Inc.	(65,400)	(816,519)
IQVIA Holdings, Inc.	(3,900)	(563,238)
McKesson Corp.	(10,830)	(1,440,390)
PRA Health Sciences, Inc.	(5,800)	(566,718)
		(6,985,596)

Industrials (1.11%)
Stericycle, Inc.	(33,040)	(1,903,104)

Information Technology (3.79%)
Advanced Micro Devices, Inc.	(29,100)	(987,363)
Amkor Technology, Inc.	(48,900)	(607,827)
Diebold Nixdorf, Inc.	(165,300)	(1,157,100)
Everbridge, Inc.	(14,000)	(973,140)
NCR Corp.	(36,900)	(1,077,849)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(193,300)	(1,685,576)
		(6,488,855)

TOTAL COMMON STOCKS
(Proceeds $26,569,453)		(27,514,157)

EXCHANGE TRADED FUNDS (5.58%)
Health Care Select Sector SPDR® Fund	(14,700)	(1,392,825)
iShares® Nasdaq Biotechnology ETF	(14,104)	(1,513,924)
SPDR® S&P® Biotech ETF	(45,683)	(3,729,103)
VanEck Vectors® Semiconductor ETF	(23,000)	(2,932,270)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $9,317,786)		(9,568,122)

TOTAL SECURITIES SOLD SHORT
(Proceeds $35,887,239)		$(37,082,279)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D  FEDEF - 1 Day FEDEF as of October 31, 2019 was 1.58%

Libor Rates:

3M  US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, written options, or borrowings. As of October 31, 2019, the aggregate value of those securities was $159,219,553, representing 92.93% of net assets. (See Note 1 and Note 6)

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2019.

(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2019, these securities had an aggregate value of $2,705,566 or 1.58% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2019, these securities had an aggregate value of $2,364,539 or 1.38% of net assets.

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2019, these securities had an aggregate value of $2,364,539 or 1.38% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)

(h)	Security filed for bankruptcy on November 26, 2018.

(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts, securities sold short and written options.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Annual Report | October 31, 2019	21

Clough Global Equity Fund	Statement of Investments

October 31, 2019

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(619,282)	1D FEDEF -50 bps	1D FEDEF	05/20/2020	$(609,327)	$9,955
Morgan Stanley	Kweichow Moutai Co., Ltd.	2,051,900	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	2,213,965	162,065
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	1,495,456	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	1,707,288	211,832
		$2,928,074				$3,311,926	$383,852

PUT OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	01/17/2020	$2,800	(200)	$(60,751,200)	$(453,000)
					$(60,751,200)	$(453,000)

See Notes to the Financial Statements.

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2019

	Shares	Value
COMMON STOCKS 121.35%
Communication Services 2.77%
GCI Liberty, Inc. - Class A(a)(b)(c)	94,572	$6,618,149
Netflix, Inc.(a)(b)	9,744	2,800,523
		9,418,672

Consumer Discretionary 16.80%
Amazon.com, Inc.(a)(b)(c)	4,733	8,408,932
ANTA Sports Products, Ltd.	542,700	5,318,993
Carvana Co.(a)(b)	144,760	11,737,141
Floor & Decor Holdings, Inc. - Class A(a)(b)(c)	84,840	3,888,217
Home Depot, Inc.(b)(c)	29,640	6,952,951
Li Ning Co., Ltd.	451,500	1,535,548
Meituan Dianping - Class B(a)	118,700	1,418,622
Pool Corp.(b)(c)	28,138	5,835,821
Titan Co., Ltd.	322,705	6,056,569
Vail Resorts, Inc.(b)(c)	18,610	4,324,406
Wayfair, Inc. - Class A(a)(b)(c)	20,691	1,701,421
		57,178,621

Consumer Staples 1.13%
Estee Lauder Cos., Inc. - Class A(b)	5,500	1,024,485
L'Oreal SA	9,657	2,819,703
		3,844,188

Energy 1.73%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	536,000	0
Reliance Industries, Ltd.	284,890	5,881,658
		5,881,658

Financials 36.27%
AGNC Investment Corp.	34,900	595,045
AIA Group, Ltd.	617,000	6,177,126
American International Group, Inc.	53,400	2,828,064
Ares Capital Corp.(b)	392,639	7,185,294
Bank of America Corp.(b)(c)	421,010	13,164,983
Citigroup, Inc.(b)(c)	315,027	22,637,840
Golub Capital BDC, Inc.(b)	347,657	6,191,771
HDFC Bank, Ltd.(b)(c)	97,400	5,950,166
HDFC Bank, Ltd. - ADR	360,606	6,255,173
JPMorgan Chase & Co.(b)(c)	72,050	9,000,486
Ladder Capital Corp.(b)	188,400	3,253,668
Morgan Stanley(b)(c)	138,300	6,368,715
PennyMac Mortgage Investment Trust(b)	287,700	6,585,453
Ping An Insurance Group Co. of China, Ltd. - Class H	527,800	6,112,577
Solar Capital, Ltd.(b)	154,131	3,188,970
Starwood Property Trust, Inc.(b)	240,386	5,913,496
TPG Specialty Lending, Inc.(b)	229,483	4,887,988
	Shares	Value
Financials (continued)
Two Harbors Investment Corp.(b)	512,824	$7,112,869
		123,409,684

Health Care 22.46%
Align Technology, Inc.(a)(b)(c)	14,654	3,697,058
Amgen, Inc.(b)(c)	17,745	3,784,121
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	2,799,997
Apellis Pharmaceuticals, Inc.(a)(b)	200,401	5,889,785
Arcellx, Inc.(a)(d)(e)(f)(g)	538,792	841,054
Baxter International, Inc.(b)(c)	59,242	4,543,861
BeiGene, Ltd. - ADR(a)(b)(c)	24,780	3,428,065
Boston Scientific Corp.(a)(b)	92,000	3,836,400
Centrexion Therapeutics(a)(d)(e)(f)(g)	217,952	2,449,998
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	159,240
Correvio Pharma Corp.(a)(b)	797,281	1,594,562
CRISPR Therapeutics AG(a)(b)	187,014	9,419,895
Elanco Animal Health, Inc.(a)(b)(c)	72,200	1,950,844
Galapagos NV - Sponsored ADR(a)(b)(c)	14,259	2,623,228
Gossamer Bio, Inc.(a)(b)	163,088	3,355,536
GW Pharmaceuticals PLC - ADR(a)(b)(c)	18,120	2,424,818
IDEXX Laboratories, Inc.(a)(b)(c)	8,765	2,498,113
Regeneron Pharmaceuticals, Inc.(a)	10,450	3,200,626
SmileDirectClub, Inc.(a)	126,100	1,474,740
Tandem Diabetes Care, Inc.(a)(b)(c)	26,200	1,613,396
Teladoc Health, Inc.(a)(b)(c)	38,888	2,978,821
Thermo Fisher Scientific, Inc.(b)(c)	14,472	4,370,255
Vertex Pharmaceuticals, Inc.(a)(b)(c)	18,173	3,552,458
Zoetis, Inc.(b)(c)	30,830	3,943,774
		76,430,645

Industrials 5.27%
Larsen & Toubro, Ltd.	288,880	5,999,467
TransDigm Group, Inc.(b)	22,690	11,941,293
		17,940,760

Information Technology 34.92%
Broadcom, Ltd.(b)	45,512	13,328,189
Genpact, Ltd.(b)	74,400	2,914,248
Lam Research Corp.	22,010	5,965,590
Mastercard, Inc. - Class A(b)	11,130	3,080,895
MediaTek, Inc.	725,200	9,719,998
Micron Technology, Inc.(a)(b)(c)	316,773	15,062,556

Annual Report | October 31, 2019	23

Clough Global Opportunities Fund	Statement of Investments

October 31, 2019

	Shares	Value
Information Technology (continued)
Microsoft Corp.(b)(c)	42,548	$6,100,107
MongoDB, Inc.(a)(b)	11,550	1,475,744
Okta, Inc.(a)(b)	25,230	2,751,836
RingCentral, Inc. - Class A(a)(b)	18,660	3,013,963
salesforce.com, Inc.(a)(b)(c)	96,921	15,167,167
Samsung Electronics Co., Ltd.	429,331	18,598,378
ServiceNow, Inc.(a)(b)	8,008	1,980,058
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	200,600	10,356,978
Visa, Inc. - Class A(b)(c)	38,224	6,836,745
WNS Holdings, Ltd. - ADR(a)(b)(c)	39,947	2,470,323
		118,822,775

TOTAL COMMON STOCKS
(Cost $390,414,568)		412,927,003

PREFERRED STOCKS 0.61%
Two Harbors Investment Corp. Series A, 3M US L + 5.66%(b)(i)	75,000	2,085,750

TOTAL PREFERRED STOCKS
(Cost $1,916,250)		2,085,750

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.55%
Put Options Purchased 0.55%
S&P 500® Index
01/17/20, 2,950, $124,539,960	410	1,859,350

Total Put Options Purchased
(Cost $2,036,617)		1,859,350

TOTAL PURCHASED OPTIONS
(Cost $2,036,617)		1,859,350

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 11.01%
American Tower Trust #1
03/15/2023, 3.070%(b)(d)	$3,000,000	3,040,455
Bank of America Corp.
07/24/2023, 4.100%(b)	3,000,000	3,206,952
BankUnited, Inc.
11/17/2025, 4.875%	2,000,000	2,203,159
Constellation Brands, Inc.
05/09/2022, 2.700%	1,500,000	1,519,344
Dominion Energy, Inc.
01/15/2022, 2.750%	4,000,000	4,055,919
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Fiserv, Inc.
10/01/2022, 3.500%(b)	$1,000,000	$1,042,375
Ford Motor Credit Co. LLC
08/01/2026, 4.542%(b)	750,000	755,420
11/02/2027, 3.815%(b)	2,150,000	2,044,819
GTP Acquisition Partners I LLC
06/16/2025, 3.482%(b)(d)	1,000,000	1,040,998
JPMorgan Chase & Co.
01/23/2025, 3.125%(b)	3,000,000	3,119,833
Lennar Corp.
11/29/2020, 2.950%	1,000,000	1,003,750
04/01/2021, 4.750%	1,475,000	1,513,793
Mellon Capital IV
Perpetual Maturity, 3M US L + 0.565%(b)(i)(j)	2,000,000	1,853,040
PNC Bank NA
07/26/2028, 4.050%(b)	3,000,000	3,343,073
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,508,315
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)	2,750,000	2,815,424
USB Capital IX
Perpetual Maturity, 3M US L + 1.02%(b)(i)(j)	2,750,000	2,382,930

TOTAL CORPORATE BONDS
(Cost $37,196,910)		37,449,599

GOVERNMENT & AGENCY OBLIGATIONS 14.38%
Federal Home Loan Banks
10/16/2034, 2.840%	3,000,000	3,000,375
U.S. Treasury Bonds
05/15/2044, 3.375%(b)	3,450,000	4,247,071
08/15/2046, 2.250%	4,000,000	4,052,578
11/15/2046, 2.875%(b)	6,000,000	6,857,813
05/15/2047, 3.000%(b)	6,200,000	7,254,121
02/15/2049, 3.000%(b)	8,000,000	9,423,125
05/15/2049, 2.875%(b)	4,075,000	4,691,503
08/15/2049, 2.250%(b)	9,270,000	9,407,602

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $48,968,601)		48,934,188

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 0.58%
U.S. Treasury Bills 0.58%
U.S. Treasury Bills
01/09/2020, 1.650%(k)	$2,000,000	1,994,166
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,993,694)		1,994,166

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2019

Value
Total Investments - 148.48%
(Cost $482,526,640)	$505,250,056

Liabilities in Excess of Other Assets - (48.48%)(l)	(164,972,156)

NET ASSETS - 100.00%	$340,277,900

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (17.17%)
Financials (7.74%)
Apollo Investment Corp.	(179,300)	(2,841,905)
Deutsche Bank AG	(590,930)	(4,284,242)
Mediobanca Banca di Credito Finanziario SpA	(497,828)	(5,913,172)
Santander Consumer USA Holdings, Inc.	(141,800)	(3,556,344)
Societe Generale S.A.	(96,035)	(2,725,894)
TCG BDC, Inc.	(103,486)	(1,478,815)
UniCredit SpA	(435,411)	(5,520,457)
		(26,320,829)

Health Care (4.18%)
Bruker Corp.	(26,800)	(1,192,600)
Catalent, Inc.	(23,900)	(1,162,735)
Charles River Laboratories International, Inc.	(9,060)	(1,177,619)
Editas Medicine, Inc.	(72,000)	(1,500,480)
Guardant Health, Inc.	(16,600)	(1,153,700)
Illumina, Inc.	(3,860)	(1,140,707)
Intellia Therapeutics Inc.	(133,800)	(1,670,493)
IQVIA Holdings, Inc.	(7,900)	(1,140,918)
McKesson Corp.	(22,020)	(2,928,660)
PRA Health Sciences, Inc.	(11,900)	(1,162,749)
		(14,230,661)

Industrials (1.29%)
Stericycle, Inc.	(75,950)	(4,374,720)

Information Technology (3.96%)
Advanced Micro Devices, Inc.	(67,000)	(2,273,310)
Amkor Technology, Inc.	(99,500)	(1,236,785)
Diebold Nixdorf, Inc.	(337,020)	(2,359,140)
Everbridge, Inc.	(28,500)	(1,981,035)
NCR Corp.	(75,400)	(2,202,434)
Telefonaktiebolaget LM Ericsson - Sponsored ADR	(394,133)	(3,436,840)
		(13,489,544)

TOTAL COMMON STOCKS
(Proceeds $56,236,387)		(58,415,754)
SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (5.72%)
Health Care Select Sector SPDR® Fund	(29,950)	$(2,837,762)
iShares® Nasdaq Biotechnology ETF	(28,637)	(3,073,896)
SPDR® S&P® Biotech ETF	(92,891)	(7,582,692)
VanEck Vectors® Semiconductor ETF	(46,800)	(5,966,532)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $19,019,076)		(19,460,882)

TOTAL SECURITIES SOLD SHORT
(Proceeds $75,255,463)		$(77,876,636)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D  FEDEF - 1 Day FEDEF as of October 31, 2019 was 1.58%

Libor Rates:

3M  US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, written options, or borrowings. As of October 31, 2019, the aggregate value of those securities was $342,610,855, representing 100.69% of net assets. (See Note 1 and Note 6)

(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2019.

(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2019, these securities had an aggregate value of $10,172,502 or 2.99% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2019, these securities had an aggregate value of $6,250,289 or 1.84% of net assets.

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2019, these securities had an aggregate value of $6,250,289 or 1.84% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)

(h)	Security filed for bankruptcy on November 26, 2018.

Annual Report | October 31, 2019	25

Clough Global Opportunities Fund	Statement of Investments

October 31, 2019

(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(k)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(l)	Includes cash which is being held as collateral for total return swap contracts, securities sold short and written options.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

26	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2019

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(1,259,128)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(1,238,889)	$20,239
Morgan Stanley	Kweichow Moutai Co., Ltd.	4,096,725	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	4,466,004	369,279
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	3,054,192	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	3,486,549	432,357
		$5,891,789				$6,713,664	$821,875

PUT OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	01/17/2020	$2,800	(410)	$(124,539,960)	$(928,650)
					$(124,539,960)	$(928,650)

See Notes to the Financial Statements.

Annual Report | October 31, 2019	27

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2019

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$149,827,242	$247,537,257	$505,250,056
Cash	141,295	97,250	–
Foreign currency, at value (Cost $816,844, $1,409,852 and $3,195,889)	816,844	1,409,852	3,195,631
Deposit with broker for securities sold short	17,070,563	30,034,660	63,827,371
Deposit with broker for total return swap contracts	604,472	1,717,213	3,483,400
Deposit with broker for written options	300,119	449,216	920,893
Unrealized appreciation on total return swap contracts	98,562	383,852	821,875
Interest receivable - margin account	19,389	38,001	80,481
Dividends receivable	43,511	71,104	155,668
Interest receivable	366,455	234,126	769,751
Receivable for investments sold	7,096,816	16,506,668	30,737,939
Deferred offering costs	–	–	100,338
Total Assets	176,385,268	298,479,199	609,343,403

LIABILITIES:

Due to custodian	–	–	242,590
Loan payable	49,500,000	84,500,000	178,000,000
Interest due on loan payable	114,435	195,348	411,502
Securities sold short, at value (Proceeds $20,270,223, $35,887,239 and $75,255,463)	20,934,868	37,082,279	77,876,636
Written options, at value (Premiums received $296,395, $493,992 and $1,012,684)	271,800	453,000	928,650
Payable for investments purchased	2,671,303	4,487,187	10,832,471
Deferred India capital gains tax payable	19,802	33,041	58,892
Payable for total return swap contracts payments	11,138	23,846	52,979
Accrued investment advisory fee	101,387	221,127	500,120
Accrued administration fee	42,213	79,557	160,973
Accrued trustees fee	395	395	395
Other payables and accrued expenses	47,647	66,429	295
Total Liabilities	73,714,988	127,142,209	269,065,503
Net Assets	$102,670,280	$171,336,990	$340,277,900
Cost of Investments	$142,392,302	$237,833,392	$482,526,640

COMPOSITION OF NET ASSETS:

Paid-in capital	$96,253,196	$157,254,833	$328,168,648
Distributable earnings	6,417,084	14,082,157	12,109,252
Net Assets	$102,670,280	$171,336,990	$340,277,900
Shares of common stock outstanding of no par value, unlimited shares authorized	8,407,724	13,230,829	32,224,412
Net asset value per share	$12.21	$12.95	$10.56

* Securities Loaned, at value	$42,348,009	$72,944,450	$144,031,107

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Funds	Statements of Operations

For the year ended October 31, 2019

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $13,503, $28,486 and $54,639)	$2,969,129	$4,368,921	$8,588,808
Interest on investment securities	1,222,979	471,006	3,114,415
Interest income - margin account	194,579	384,043	862,429
Hypothecated securities income (See Note 6)	22,002	43,991	97,185
Total Income	4,408,689	5,267,961	12,662,837

EXPENSES:

Investment advisory fee	1,057,105	2,305,221	5,798,998
Administration fee	441,501	830,728	1,867,157
Interest on loan	1,569,116	2,538,602	5,899,650
Trustees fee	138,562	138,562	138,562
Dividend expense - short sales	39,820	108,226	234,628
Other expenses	10,528	23,474	58,402
Total Expenses	3,256,632	5,944,813	13,997,397
Net Investment Income/(Loss)	1,152,057	(676,852)	(1,334,560)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	2,806,488	12,367,929	17,736,410
Securities sold short	(740,673)	(1,618,702)	(3,447,543)
Written options	560,323	887,437	1,972,110
Total return swap contracts	1,054,988	1,655,688	3,709,007
Foreign currency transactions	(97,492)	(167,527)	(397,168)
Capital gains tax	(46,981)	(142,847)	(280,972)
Long-term capital gains distributions from other investment companies	43,982	120,266	243,837
Net realized gain	3,580,635	13,102,244	19,535,681
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	6,521,799	3,594,610	21,016,059
Securities sold short	(1,458,410)	(2,632,448)	(5,979,803)
Written options	24,595	40,992	84,034
Total return swap contracts	(518,755)	(809,531)	(1,604,486)
Translation of assets and liabilities denominated in foreign currencies	325	(856)	(2,500)
Deferred capital gains tax	(10,854)	(17,580)	(20,139)
Net change in unrealized appreciation	4,558,700	175,187	13,493,165
Net Realized and Unrealized Gain	8,139,335	13,277,431	33,028,846
Net Increase in Net Assets Attributable to Common Shares from Operations	$9,291,392	$12,600,579	$31,694,286

See Notes to the Financial Statements.

Annual Report | October 31, 2019	29

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$1,152,057	$1,535,297
Net realized gain/(loss)	3,580,635	9,190,845
Net change in unrealized appreciation/(depreciation)	4,558,700	(16,817,960)
Net Increase/(Decrease) in Net Assets From Operations	9,291,392	(6,091,818)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(4,288,182)	(1,202,292)
Tax return of capital	(4,638,158)	(8,637,547)
Net Decrease in Net Assets from Distributions	(8,926,340)	(9,839,839)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	14,425,411	–
Tender offer	–	(49,421,321)
Net Increase/(Decrease) in Net Assets From Share Transactions	14,425,411	(49,421,321)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	14,790,463	(65,352,978)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	87,879,817	153,232,795
End of year	$102,670,280	$87,879,817

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(676,852)	$97,465
Net realized gain/(loss)	13,102,244	37,182,078
Net change in unrealized appreciation/(depreciation)	175,187	(31,874,790)
Net Increase in Net Assets From Operations	12,600,579	5,404,753

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(15,225,597)	(16,501,049)
Net Decrease in Net Assets from Distributions	(15,225,597)	(16,501,049)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	24,582,751	–
Tender offer	–	(95,394,270)
Net Increase/(Decrease) in Net Assets From Share Transactions	24,582,751	(95,394,270)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	21,957,733	(106,490,566)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	149,379,257	255,869,823
End of year	$171,336,990	$149,379,257

See Notes to the Financial Statements.

Annual Report | October 31, 2019	31

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(1,334,560)	$(191,427)
Net realized gain/(loss)	19,535,681	70,747,909
Net change in unrealized appreciation/(depreciation)	13,493,165	(80,007,090)
Net Increase/(Decrease) in Net Assets From Operations	31,694,286	(9,450,608)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(22,685,819)	(24,690,948)
Tax return of capital	(11,314,158)	(14,426,265)
Net Decrease in Net Assets from Distributions	(33,999,977)	(39,117,213)

CAPITAL SHARE TRANSACTIONS
Tender offer	–	(232,209,110)
Net Decrease in Net Assets From Share Transactions	–	(232,209,110)

Net Decrease in Net Assets Attributable to Common Shares	(2,305,691)	(280,776,931)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	342,583,591	623,360,522
End of year	$340,277,900	$342,583,591

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2019

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$9,291,392	$12,600,579	$31,694,286
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(310,131,086)	(624,073,643)	(1,455,729,025)
Proceeds from disposition of investment securities	297,742,467	571,960,667	1,470,086,795
Proceeds from securities sold short transactions	67,610,138	123,568,528	273,739,201
Cover securities sold short transactions	(58,413,155)	(108,452,625)	(245,959,978)
Premiums received from written options transactions	1,998,102	4,305,940	9,672,762
Premiums paid on closing written options transactions	(1,141,385)	(2,924,511)	(6,687,968)
Purchased options transactions	(4,881,331)	(10,575,207)	(23,700,165)
Proceeds from purchased options transactions	3,610,009	8,508,638	19,360,813
Net proceeds from short-term investment securities	468,705	27,937,412	22,287,392
Net realized (gain)/loss on:
Investment securities	(2,806,488)	(12,367,929)	(17,736,410)
Securities sold short	740,673	1,618,702	3,447,543
Total return swap contracts	(1,054,988)	(1,655,688)	(3,709,007)
Capital gains tax	46,981	142,847	280,972
Written options	(560,323)	(887,437)	(1,972,110)
Long-term capital gains distributions from other investment companies	(43,982)	(120,266)	(243,837)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(6,521,799)	(3,594,610)	(21,016,059)
Securities sold short	1,458,410	2,632,448	5,979,803
Written options	(24,595)	(40,992)	(84,034)
Total return swap contracts	518,755	809,531	1,604,486
Deferred capital gains tax	10,854	17,580	20,139
Net amortization/(accretion) of premiums/discounts	96,350	(95,825)	225,240
(Increase)/Decrease in assets:
Interest receivable - margin account	(4,691)	(9,400)	(13,876)
Dividends receivable	(9,415)	(17,776)	(46,582)
Interest receivable	265,958	34,643	1,230,403
Total return swap contracts payments receivable	–	251,083	237,208
Other assets	–	649	(99,079)
Increase/(Decrease) in liabilities:
Interest due on loan payable	104,713	180,323	374,912
Payable for total return swap contracts payments	(407,590)	(664,468)	(1,566,509)
Accrued investment advisory fee	7,738	19,793	(23,026)
Accrued administration fee	3,150	7,037	(7,368)
Accrued trustees fee	(3,450)	(3,450)	(3,450)
Other payables and accrued expenses	47,647	66,429	295
Net cash provided by (used in) operating activities	(1,982,236)	(10,820,998)	61,643,767

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loan payable	(5,500,000)	(500,000)	(29,000,000)
Proceeds from sales of shares, net of offering costs	14,425,411	24,582,751	–
Cash distributions paid	(8,926,340)	(15,225,597)	(33,999,977)
Payable due to custodian	–	–	242,590
Net cash provided by (used in) financing activities	(929)	8,857,154	(62,757,387)

Effect of exchange rates on cash	(325)	856	2,500

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	(1,983,490)	(1,962,988)	(1,111,120)

Cash and restricted cash, beginning of year	$20,916,783	$35,671,179	$72,538,415
Cash and restricted cash, end of year	$18,933,293	$33,708,191	$71,427,295

See Notes to the Financial Statements.

Annual Report | October 31, 2019	33

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2019

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$1,464,403	$2,358,279	$5,524,738

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$7,651,833	$9,867,003	$16,752,798
Deposit with broker
Securities sold short	10,404,003	19,622,635	45,044,594
Total return swaps	2,860,947	6,181,541	10,741,023

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$141,295	$97,250	$–
Foreign Currency, at value	816,844	1,409,852	3,195,631
Deposit with broker
Securities sold short	17,070,563	30,034,660	63,827,371
Total return swaps	604,472	1,717,213	3,483,400
Written options	300,119	449,216	920,893

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.54	$14.76	$13.79		$15.65	$16.96
Income from investment operations:
Net investment income/(loss)*	0.16	0.22	0.12		(0.01)	(0.27)
Net realized and unrealized gain/(loss) on investments	1.08	(1.15)	2.14		(0.46)	0.38
Total Income/(Loss) from Investment Operations	1.24	(0.93)	2.26		(0.47)	0.11

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.06)	–	(0.37)		–	(0.07)
Net realized gains	(0.53)	(0.17)	–		(0.59)	(1.34)
Tax return of capital	(0.64)	(1.23)	(0.92)		(0.80)	–
Total Distributions to Common Shareholders	(1.23)	(1.40)	(1.29)		(1.39)	(1.41)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	(0.34)	0.11	(0.00	)(2)	–	(0.01)
Total Capital Share Transactions	(0.34)	0.11	(0.00	)(2)	–	(0.01)
Net asset value - end of period	$12.21	$12.54	$14.76		$13.79	$15.65
Market price - end of period	$10.96	$11.28	$14.16		$11.62	$13.60

Total Investment Return - Net Asset Value:(3)	11.75%	(5.18)%	17.89%		(1.14)%	1.61%
Total Investment Return - Market Price:(3)	11.51%	(11.10)%	34.22%		(4.14)%	2.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$102,670	$87,880	$153,233		$143,319	$162,651
Ratios to average net assets attributable to common shareholders:
Total expenses	3.66%	3.48%	2.94%		3.65%	3.95%
Total expenses excluding interest expense and dividends on short sales expense	1.85%	1.84%	1.99%		2.09%	2.17%
Net investment income/(loss)	1.30%	1.55%	0.87%		(0.08)%	(1.58)%
Portfolio turnover rate	253%	109%	149%		205%	172%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$49,500	$55,000	$72,000		$72,000	$93,300
Asset Coverage Per $1,000 (000s)	$3,074	$2,598	$3,128		$2,991	$2,743

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

See Notes to the Financial Statements.

Annual Report | October 31, 2019	35

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.55	$14.50	$12.70		$15.10		$16.47
Income from investment operations:
Net investment income/(loss)*	(0.06)	0.01	(0.02)		(0.23)		(0.45)
Net realized and unrealized gain/(loss) on investments	1.15	0.41	3.06		(0.84)		0.46
Total Income/(Loss) from Investment Operations	1.09	0.42	3.04		(1.07)		0.01
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	–	(0.13)		–		(0.04)
Net realized gains	(1.34)	(1.50)	–		(0.90)		(1.32)
Tax return of capital	–	–	(1.11)		(0.43)		–
Total Distributions to Common Shareholders	(1.34)	(1.50)	(1.24)		(1.33)		(1.36)
CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	(0.35)	0.13	(0.00	)(1)	–		(0.02)
Total Capital Share Transactions	(0.35)	0.13	(0.00	)(1)	–		(0.02)
Net asset value - end of period	$12.95	$13.55	$14.50		$12.70		$15.10
Market price - end of period	$11.77	$13.21	$13.66		$10.69		$12.92
Total Investment Return - Net Asset Value:(2)	9.40%	3.99%	25.99%		(5.36	)%(3)	0.76%
Total Investment Return - Market Price:(2)	1.99%	7.62%	41.01%		(6.90)%		(0.98)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$171,337	$149,379	$255,870		$224,187		$266,576
Ratios to average net assets attributable to common shareholders:
Total expenses	3.94%	3.63%	3.14%		4.21%		4.56%
Total expenses excluding interest expense and dividends on short sales expense	2.18%	2.13%	2.21%		2.59%		2.77%
Net investment income/(loss)	(0.45)%	0.06%	(0.14)%		(1.70)%		(2.73)%
Portfolio turnover rate	297%	115%	141%		182%		154%
Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$84,500	$85,000	$113,000		$113,000		$156,000
Asset Coverage Per $1,000 (000s)	$3,028	$2,757	$3,264		$2,984		$2,709

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.
(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.63	$12.09	$11.07		$12.92	$14.11
Income from investment operations:
Net investment loss*	(0.04)	(0.01)	(0.02)		(0.15)	(0.35)
Net realized and unrealized gain/(loss) on Investments	1.03	(0.35)	2.11		(0.54)	0.36
Total Income/(Loss) from Investment Operations	0.99	(0.36)	2.09		(0.69)	0.01

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	–	(0.14)		–	–
Net realized gains	(0.71)	(0.76)	–		(0.18)	(1.19)
Tax return of capital	(0.35)	(0.45)	(0.93)		(0.98)	–
Total Distributions to Common Shareholders	(1.06)	(1.21)	(1.07)		(1.16)	(1.19)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–	0.11	(0.00	)(1)	–	(0.01)
Total Capital Share Transactions	–	0.11	(0.00	)(1)	–	(0.01)
Net asset value - end of period	$10.56	$10.63	$12.09		$11.07	$12.92
Market price - end of period	$9.19	$9.56	$11.42		$9.04	$11.25

Total Investment Return - Net Asset Value:(2)	11.08%	(1.78)%	20.99%		(3.48)%	1.13%
Total Investment Return - Market Price:(2)	7.49%	(6.48)%	39.95%		(9.49)%	1.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$340,278	$342,584	$623,361		$570,931	$666,588
Ratios to average net assets attributable to common shareholders:
Total expenses	4.14%	3.81%	3.23%		4.32%	4.62%
Total expenses excluding interest expense and dividends on short sales expense	2.33%	2.26%	2.27%		2.73%	2.82%
Net investment loss	(0.39)%	(0.05)%	(0.16)%		(1.33)%	(2.47)%
Portfolio turnover rate	306%	120%	165%		191%	176%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$178,000	$207,000	$292,000		$292,000	$388,900
Asset Coverage Per $1,000 (000s)	$2,912	$2,655	$3,135		$2,955	$2,714

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2019	37

Clough Global Funds	Notes to Financial Statements

October 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2019, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$96,348,578	$–	$–	$96,348,578
Closed-End Funds	95,064	–	–	95,064
Preferred Stocks	4,879,565	–	–	4,879,565
Purchased Options	544,200	–	–	544,200
Corporate Bonds	–	26,797,093	–	26,797,093
Asset-Backed Securities	–	82,801	–	82,801
Government & Agency Obligations	–	15,544,869	–	15,544,869
Short-Term Investments
Money Market Funds	545,725	–	–	545,725
U.S. Treasury Bills	–	4,989,347	–	4,989,347
TOTAL	$102,413,132	$47,414,110	$–	$149,827,242

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$98,562	$–	$98,562

Liabilities
Written Options	(271,800)	–	–	(271,800)
Securities Sold Short
Common Stocks	(16,130,530)	–	–	(16,130,530)
Exchange Traded Funds	(4,804,338)	–	–	(4,804,338)
TOTAL	$(21,206,668)	$98,562	$–	$(21,108,106)

Annual Report | October 31, 2019	39

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,785,879	$–	$–	$2,785,879
Consumer Discretionary	30,620,457	–	–	30,620,457
Consumer Staples	2,958,887	–	–	2,958,887
Energy	2,892,808	–	–	2,892,808
Financials	60,718,566	–	–	60,718,566
Health Care	36,785,341	–	2,364,539	39,149,880
Industrials	8,809,208	–	–	8,809,208
Information Technology	63,237,102	–	–	63,237,102
Closed-End Funds	234,501	–	–	234,501
Preferred Stocks	1,311,276	–	–	1,311,276
Purchased Options	907,000	–	–	907,000
Government & Agency Obligations	–	23,824,122	–	23,824,122
Short-Term Investments
Money Market Funds	3,597,937	–	–	3,597,937
U.S. Treasury Bills	–	6,489,634	–	6,489,634
TOTAL	$214,858,962	$30,313,756	$2,364,539	$247,537,257

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$383,852	$–	$383,852

Liabilities
Written Options	(453,000)	–	–	(453,000)
Securities Sold Short
Common Stocks	(27,514,157)	–	–	(27,514,157)
Exchange Traded Funds	(9,568,122)	–	–	(9,568,122)
TOTAL	$(37,535,279)	$383,852	$–	$(37,151,427)

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Clough Global Funds	Notes to Financial Statements

October 31, 2019

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$9,418,672	$–	$–	$9,418,672
Consumer Discretionary	57,178,621	–	–	57,178,621
Consumer Staples	3,844,188	–	–	3,844,188
Energy	5,881,658	–	–	5,881,658
Financials	123,409,684	–	–	123,409,684
Health Care	70,180,356	–	6,250,289	76,430,645
Industrials	17,940,760	–	–	17,940,760
Information Technology	118,822,775	–	–	118,822,775
Preferred Stocks	2,085,750	–	–	2,085,750
Purchased Options	1,859,350	–	–	1,859,350
Corporate Bonds	–	37,449,599	–	37,449,599
Government & Agency Obligations	–	48,934,188	–	48,934,188
Short-Term Investments
U.S. Treasury Bills	–	1,994,166	–	1,994,166
TOTAL	$410,621,814	$88,377,953	$6,250,289	$505,250,056

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$821,875	$–	$821,875

Liabilities
Written Options	(928,650)	–	–	(928,650)
Securities Sold Short
Common Stocks	(58,415,754)	–	–	(58,415,754)
Exchange Traded Funds	(19,460,882)	–	–	(19,460,882)
TOTAL	$(78,805,286)	$821,875	$–	$(77,983,411)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

Annual Report | October 31, 2019	41

Clough Global Funds	Notes to Financial Statements

October 31, 2019

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2019
Common Stocks	$264,929	$–	$(264,929)	$–	$–	$–	$–	$–	$(264,929)
Total	$264,929	$–	$(264,929)	$–	$–	$–	$–	$–	$(264,929)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2019
Common Stocks	$2,041,074	$–	$(34,160)	$1,565,810	$–	$–	$(1,208,185)	$2,364,539	$(392,345)
Total	$2,041,074	$–	$(34,160)	$1,565,810	$–	$–	$(1,208,185)	$2,364,539	$(392,345)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at October 31, 2019
Common Stocks	$5,186,472	$–	$(231,931)	$3,641,051	$–	$–	$(2,345,303)	$6,250,289	$(927,234)
Total	$5,186,472	$–	$(231,931)	$3,641,051	$–	$–	$(2,345,303)	$6,250,289	$(927,234)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at October 31, 2019:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range / Premium
Clough Global Equity Fund	Health Care	$2,364,539	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$6,250,289	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2019

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors.

Annual Report | October 31, 2019	43

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

During the year ended October 31, 2019, the Funds did not invest in futures contracts.

Swaps: Each Fund may enter into swap contracts. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended October 31, 2019, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Annual Report | October 31, 2019	45

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the year ended October 31, 2019, each Fund held no warrants or rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2019:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Purchased Options)	Investments, at value	$544,200
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	98,562
		$642,762
Clough Global Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$907,000
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	383,852
		$1,290,852
Clough Global Opportunities Fund
Equity Contracts (Purchased Options)	Investments, at value	$1,859,350
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	821,875
		$2,681,225

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Written Options)	Written options, at value	$(271,800)
Total		$(271,800)
Clough Global Equity Fund
Equity Contracts (Written Options)	Written options, at value	$(453,000)
Total		$(453,000)
Clough Global Opportunities Fund
Equity Contracts (Written Options)	Written options, at value	$(928,650)
Total		$(928,650)

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Clough Global Funds	Notes to Financial Statements

October 31, 2019

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended October 31, 2019:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(649,515)	(51,883)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,054,988	(518,755)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	560,323	24,595
Total		$965,796	$(546,043)

Clough Global Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(1,028,672)	(86,472)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,655,688	(809,531)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	887,437	40,992
Total		$1,514,453	$(855,011)

Clough Global Opportunities Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(2,200,510)	(177,267)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	3,709,007	(1,604,486)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,972,110	84,034
Total		$3,480,607	$(1,697,719)

The average total return swap contracts notional amount during the year ended October 31, 2019, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$1,264,623
Clough Global Equity Fund	2,096,474
Clough Global Opportunities Fund	4,506,787

Annual Report | October 31, 2019	47

Clough Global Funds	Notes to Financial Statements

October 31, 2019

The average monthly notional value of options contracts outstanding during the year ended October 31, 2019, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$19,646,857	$18,201,010
Clough Global Equity Fund	44,714,593	42,235,575
Clough Global Opportunities Fund	100,448,662	94,754,602

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2019.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$98,562	$–	$98,562	$–	$–	$98,562
Total	$98,562	$–	$98,562	$–	$–	$98,562

Clough Global Equity Fund
Total Return Swap Contracts	$383,852	$–	$383,852	$–	$–	$383,852
Total	$383,852	$–	$383,852	$–	$–	$383,852

Clough Global Opportunities Fund
Total Return Swap Contracts	$821,875	$–	$821,875	$–	$–	$821,875
Total	$821,875	$–	$821,875	$–	$–	$821,875

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

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Clough Global Funds	Notes to Financial Statements

October 31, 2019

Restricted securities as of October 31, 2019 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.00%	6/30/2015	130,700	$1,307,000	$0
	American Tower Trust #1	0.69%	7/8/2019	700,000	706,356	709,439
	Citizens Financial Group, Inc.	1.34%	12/11/2017	1,325,000	1,357,907	1,381,010
	GTP Acquisition Partners I LLC	0.51%	8/13/2019	500,000	521,284	520,499
	Huntington Ingalls Industries, Inc.	0.51%	8/7/2019	500,000	522,267	525,000
Total		3.05%			$4,414,814	$3,135,948

Clough Global Equity Fund	Fairway Energy LP	0.00%	6/30/2015	217,600	2,176,000	0
	Amphivena Therapeutics	0.70%	4/8/2019	334,425	1,199,997	1,199,997
	Arcellx, Inc.	0.21%	8/8/2019	234,345	365,813	365,813
	Centrexion Therapeutics	0.44%	12/18/2017	66,719	701,250	749,988
	Idorsia, Ltd.	0.23%	7/11/2018	17,150	442,213	389,768
Total		1.58%			$4,885,273	$2,705,566

Clough Global Opportunities Fund	Fairway Energy LP	0.00%	6/30/2015	536,000	5,360,000	0
	Amphivena Therapeutics	0.82%	4/8/2019	780,326	2,799,997	2,799,997
	Arcellx, Inc.	0.25%	8/8/2019	538,792	841,054	841,054
	Centrexion Therapeutics	0.72%	12/18/2017	217,952	2,290,759	2,449,998
	American Tower Trust #1	0.89%	7/8/2019	3,000,000	3,027,238	3,040,455
	GTP Acquisition Partners I LLC	0.31%	8/13/2019	1,000,000	1,042,568	1,040,998
Total		2.99%			$15,361,616	$10,172,502

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, as approved by each Fund’s Board, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Subject to certain conditions, these distribution policies will remain in effect through July 2021.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Annual Report | October 31, 2019	49

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

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Clough Global Funds	Notes to Financial Statements

October 31, 2019

The tax character of the distributions paid by the Funds during the years ended October 31, 2019 and October 31, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2019	$1,333,885	$2,954,297	$4,638,158	$8,926,340
October 31, 2018	–	1,202,292	8,637,547	9,839,839
Clough Global Equity Fund
October 31, 2019	$1,854,514	$13,371,083	$–	$15,225,597
October 31, 2018	6,151,909	10,349,140	–	16,501,049
Clough Global Opportunities Fund
October 31, 2019	$6,036,321	$16,649,498	$11,314,158	$33,999,977
October 31, 2018	–	24,690,948	14,426,265	39,117,213

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2019, certain differences were reclassified. These differences relate to investments in partnerships.

The reclassifications were as follows:

	Distributable earnings	Paid-in Capital
Clough Global Dividend and Income Fund	$154	$(154)
Clough Global Equity Fund	258	(258)
Clough Global Opportunities Fund	635	(635)

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized gain on investments	$–	$8,120,433	$–
Net unrealized appreciation on investments	6,720,636	6,467,070	15,294,335
Other accumulated losses	(303,552)	(505,346)	(3,185,083)
Total	$6,417,084	$14,082,157	$12,109,252

Capital Losses: Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards.

The following Funds elect to defer to the period ending October 31, 2020, late year ordinary losses in the amount of:

Fund	Amount
Clough Global Opportunities Fund	$1,940,224

Annual Report | October 31, 2019	51

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2019, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$11,819,395	$19,552,228	$41,866,150
Gross depreciation (excess of tax cost over value)(a)	(5,079,331)	(13,052,689)	(26,513,829)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	374	572	906
Net unrealized appreciation	$6,740,438	$6,500,111	$15,353,227
Cost of investments for income tax purposes	$142,447,128	$239,883,670	$487,360,596

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

In a rights offering that expired on August 23, 2019, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 1,401,287 shares at $10.42 per share for proceeds, net of expenses of $176,000, of $14,425,411. The subscription price of $10.42 per share was established on August 23, 2019, which represented 85% of the reported net asset value on August 23, 2019.

In a rights offering that expired on August 23, 2019, Clough Global Equity Fund shareholders exercised rights to purchase 2,205,138 shares at $11.24 per share for proceeds, net of expenses of $203,000, of $24,582,751. The subscription price of $11.24 per share was established on August 23, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding August 23, 2019.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	7,006,437	10,379,906
Sale of Shares	1,401,287	–
Tender offer	–	(3,373,469)
Common Shares Outstanding - end of period	8,407,724	7,006,437

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	11,025,691	17,641,105
Sale of Shares	2,205,138	–
Tender offer	–	(6,615,414)
Common Shares Outstanding - end of period	13,230,829	11,025,691

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Common Shares Outstanding - beginning of period	32,224,412	51,559,059
Tender offer	–	(19,334,647)
Common Shares Outstanding - end of period	32,224,412	32,224,412

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2019, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$256,314,827	$248,430,575	$54,381,742	$54,070,275
Clough Global Equity Fund	553,558,170	521,315,106	70,922,427	62,601,150
Clough Global Opportunities Fund	1,274,558,423	1,291,182,134	182,535,590	200,221,711

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, interest, dividend expenses tied to short sales, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

Annual Report | October 31, 2019	53

Clough Global Funds	Notes to Financial Statements

October 31, 2019

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On October 31, 2019, the pledged collateral was valued at $90,434,426, $149,282,722 and $322,496,912 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $49,500,000, $84,500,000 and $178,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2019, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $48,817,808, $79,128,767 and $183,402,740, respectively, and the average interest rate for the borrowings was 3.17%. As of October 31, 2019, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $49,500,000, $84,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2019, was 2.60%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2019, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $42,348,009, $72,944,450 and $144,031,107, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2019.

54	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2019

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and did not have a material impact to the financial statements.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption, the result of which did not have a material impact to the financial statements.

Annual Report | October 31, 2019	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Clough Global Dividend and Income Fund,
Clough Global Equity Fund, and
Clough Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 23, 2019

56	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan

October 31, 2019 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2019	57

Clough Global Funds	Additional Information

October 31, 2019 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 16, 2019, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Dividend and Income Fund

Proposal: To elect the following trustees to the Clough Global Dividend and Income Fund Board.

	Clifford J. Weber	Vincent W. Versaci	Edmund J. Burke
For	6,474,281	6,465,215	6,456,054
Withheld	261,650	270,716	279,877

Clough Global Equity Fund

Proposal: To elect the following trustees to the Clough Global Equity Fund Board.

	Robert L. Butler	Karen DiGravio	Kevin McNally
For	10,295,596	10,294,382	10,311,998
Withheld	362,074	363,288	345,672

Clough Global Opportunities Fund

Proposal: To elect the following trustees to the Clough Global Opportunities Fund Board.

	Adam D.Crescenzi	Jerry G. Rutledge
For	28,332,297	28,324,226
Withheld	1,901,433	1,909,504

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

58	www.cloughglobal.com

Clough Global Funds	Additional Information

October 31, 2019 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2019				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2019
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.1825	$0.3012	$0.7498	$1.2335	14.79%	24.42%	60.79%	100.00%
Clough Global Equity Fund	$0.0178	$1.3195	$0.0000	$1.3373	1.33%	98.67%	0.00%	100.00%
Clough Global Opportunities Fund	$0.0072	$0.5298	$0.5181	$1.0551	0.68%	50.21%	49.11%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Annual Report | October 31, 2019	59

Clough Global Funds	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Non-Interested Trustees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2021 GLQ: 2022 GLO: 2020	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice-Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2022	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as Chairman of the Board of Governors for The Founders Fund Inc. and is a Trustee and Governor of the Naples Botanical Garden.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2022 GLO: 2020	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2020 GLQ: 2021 GLO: 2022	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

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Clough Global Funds	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Non-Interested Trustees
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2022 GLQ: 2020 GLO: 2021	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2022 GLQ: 2020 GLO: 2021	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust and Global-X Funds.

Annual Report | October 31, 2019	61

Clough Global Funds	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Interested Trustees[4]
Edmund J. Burke[5] 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2022 GLQ: 2020 GLO: 2021	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.	5	Mr. Burke is also Trustee of Financial Investors Trust, Trustee of Clough Funds Trust, a Trustee of the Liberty All-Star Equity Fund, Trustee, Director of the Liberty All-Star Growth Fund, Inc., and Trustee of ALPS ETF Trust.
Kevin McNally 1969 Clough Capital Partners L.P. 53 State Street 27th Floor Boston, Massachusetts 02110	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2022 GLO: 2020	Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

62	www.cloughglobal.com

Clough Global Funds	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Officers
Bradley J. Swenson 1972	President	Officer since[8] GLV: 2019 GLQ: 2019 GLO: 2019	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.	N/A	N/A
Lucas Foss 1977	Chief Compliance Officer (“CCO”)	Officer since[8] GLV: 2018 GLQ: 2018 GLO: 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.	N/A	N/A
Jill Kerschen, 1975	Treasurer	Officer since[7,8] GLV: 2017 GLQ: 2017 GLO: 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund, Clough Funds Trust, RiverNorth Opportunities Fund, Inc., Principal Real Estate Income Fund and ALPS Variable Investment Trust.	N/A	N/A

Annual Report | October 31, 2019	63

Clough Global Funds	Trustees & Officers

October 31, 2019 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Officers
Sareena Khwaja-Dixon 1980	Secretary	Officer since[8] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust and Assistant Secretary of Financial Investors Trust.	N/A	N/A
Jennifer A. Craig 1973	Assistant Secretary	Officer since[8] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1000, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.

[3]	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

[4]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.

[5]	Mr. Burke is considered to be an “Interested Trustee” because of his previous positions with ALPS.

[6]	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[7]	Jill Kerschen was appointed Treasurer of the Funds effective June 4, 2019.

[8]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

64	www.cloughglobal.com

Clough Global Funds	Privacy Policy

October 31, 2019 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●	The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

Annual Report | October 31, 2019	65

2019
ANNUAL
REPORT

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm

1290 Broadway, Suite 1000, Denver, CO 80203

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018
(a) Audit Fees (1)	$24,250	$21,500
(b) Audit-Related Fees (2)	0	0
(c ) Tax Fees (3)	3,000	3,000
(d) All Other Fees (4)	933	0
(g) Aggregate Non-Audit Fees (5)	3,933	3,000

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex. 99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies, January 6, 2020

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Chairman, Co-CIO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 18 years.
Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 19 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	4 Accounts $991.1 million Total Assets	3 Accounts $296.0 million Total Assets	1 Accounts $295.0 million Total Assets	See below (3)
Robert Zdunczyk	2 Accounts $903.6 million Total Assets	N/A	1 Account $295.0 million Total Assets	See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for the account.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2019.

The Portfolio Manager Charles Clough owns 82.9% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners, with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to six income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$500,001 - $1,000,000
Robert Zdunczyk	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended October 31, 2019, the registrant had the following dollar amounts of income related to its securities lending activities to report:

Gross Income	Revenue Split	Cash Collateral Management Fees	Administrative Fees	Indemnification Fees	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$22,002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$22,002

(b)	The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 6, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	January 6, 2020